                                    COLONIAL
                            MICHIGAN TAX-EXEMPT FUND

                                      FPO

                                  ANNUAL REPORT
                                JANUARY 31, 1997


                           NOT FDIC-  | MAY LOSE VALUE
                           INSURED    | NO BANK GUARANTEE

                  COLONIAL MICHIGAN TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1996 - JANUARY 31, 1997

INVESTMENT OBJECTIVE: Colonial Michigan Tax-Exempt Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Michigan income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. Fund shares are also intended to be exempt from the Michigan intangibles tax.

THE FUND IS DESIGNED TO OFFER:

   /X/ High monthly double tax-free income

   /X/ Long-term appreciation

   /X/ Emphasis on quality

PORTFOLIO MANAGER COMMENTARY: "The past 12 months were volatile for fixed-income investments. Fluctuating interest rates combined with low inflation caused the bond market to cycle up and down over the period. However, Michigan's strong and well-managed economy positions the Fund to enjoy good performance in the months ahead." -- Brian Hartford

                  COLONIAL MICHIGAN TAX-EXEMPT FUND PERFORMANCE


                                                         CLASS A          CLASS B
Inception dates                                           9/26/86            8/4/92
Distributions declared per share*                      $    0.356        $    0.304
SEC yields on 1/31/97**                                     4.59%             4.06%
Taxable-equivalent SEC yields***                            7.95%             7.03%
12-month total returns, assuming                            2.35%             1.58%
reinvestment of all distributions and no
sales charge or contingent deferred
sales charge (CDSC)
Net asset value per share on 1/31/97                   $    6.93         $    6.93


*A portion of the Fund's income may be subject to the alternative minimum tax.

**The 30-day SEC yields on January 31, 1997 reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period. If the Adviser had not waived or borne certain Fund expenses, SEC yields would have been 4.50% for Class A shares and 3.97% for Class B shares.

***Taxable-equivalent SEC yields are based on the maximum effective 42.3% federal and Michigan income tax rates.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which would be taxable when distributed.

QUALITY BREAKDOWN                    TOP FIVE SECTORS
(as of 1/31/97)                      (as of 1/31/97)
AAA ..................... 51.0%      School General Obligations ...... 16.4%
AA ...................... 12.9%      Hospitals ....................... 16.2%
A ....................... 22.0%      Water & Sewer ...................  8.9%
BBB .....................  7.2%      Public Improvement ..............  8.7%
Non-rated ...............  4.9%      Investor Owned Utilities ........  8.5%
Cash & Equivalents ......  2.0%


Because the Fund is actively managed, quality and sector weightings will change. Quality breakdowns and sector allocations are based upon total net assets. Sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process. Industry sectors in the following financial statements are based upon the standard industrial classifications
(SIC) as published by the U.S. Office of Management and Budget.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I am pleased to present your Fund's annual report for the fiscal year ended January 31, 1997. This report provides information on the investment environment of the past 12 months and on the performance of your Fund.

                                    [PHOTO]
                                Harold W. Cogger
                                   President

Long-term interest rates were volatile during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again during December and January 1997 in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in the trade balance. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against future anticipated inflation. This stance suggests rising interest rates ahead.

Tax-exempt bonds outperformed the Treasurys during most of the period, as a result of low supply and narrowing yield spreads. Fundamentals remain positive and state credit quality has generally improved, reflecting in part increased tax revenue collections generated by a stronger economy.

In the domestic stock market a focus on large capitalization stocks carried market indexes to several record highs. European markets continued to experience declining interest rates and inflation levels, conditions that may prevail until economic activity in these nations increases.

Our economic expectations for 1997 are relatively bright and include growth at a moderate, more sustainable rate than we saw during 1996. However, we expect inflation adjusted interest rates to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

The following report provides you with specific information on your Fund's performance and insights from your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,


/s/Harold W. Cogger
----------------------

Harold W. Cogger
President
March 12, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

BRIAN HARTFORD is portfolio manager of the Colonial Michigan Tax-Exempt Fund. Mr. Hartford is vice president of Colonial Management Associates, Inc. and is the Quantitative Risk Manager for Colonial's tax-exempt investments.

Q. WHAT WAS THE FUND'S STRATEGY DURING THE PAST 12 MONTHS?

A. Our core strategy consisted of increasing the Fund's credit quality and decreasing the Fund's maturity in response to market conditions. While we started the year with a positive interest rate outlook, stronger than expected economic reports led to rising interest rates early in the period. At that time we reduced the Fund's interest rate sensitivity. Midway through the year, signs of an economic slowdown coupled with continued low levels of inflation led us to improve our outlook. We increased the Fund's sensitivity to interest rates, permitting us to take advantage of declining interest rates during the autumn months. Despite some reversal of the bond market rally in December and January, our fundamental outlook has remained relatively unchanged.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A. Interest rate volatility had a significant impact on the Fund's performance. Rising interest rates during the first half of the period had a negative effect on fixed-income investments. During the second half, declining interest rates had a positive effect on the portfolio. Certain investments played a significant role in the Fund's performance over the period. Metro Health, a once troubled nursing home, reorganized management and worked out its financial problems -- generating a total return of 28% for the period. A less positive factor was the Fund's investment in Blue Water Fiber and Great Lakes Pulp, both paper de-inking facilities. These projects posted weak performance due to overcapacity and the decline in pulp prices. As a result, we reduced our investment in these bonds.

Q. HOW IS THE STATE'S ECONOMY FARING?

A. Michigan's economy has improved significantly over the past few years, due in part to a rebound in the automobile industry. The State's general obligation bond rating was upgraded to AA during the year. However, because the State's financial performance is still somewhat cyclical, we continued to focus on sectors that are less dependent on tax revenue collections, such as water and sewer. We also looked for selected opportunities in the City of Detroit as increased private investment and a stabilizing population helped improve our credit outlook during the year.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. Our investment outlook remains fairly positive. We should continue to see moderate levels of economic growth with subdued inflation pressures through the first half of 1997. We do not believe there will be significant price pressures in the months ahead and are hopeful the market will reconcile continued slow economic growth and a low level of inflation. While this could result in lower interest rates in 1997, we expect to be maintaining our core strategy until we see clearer market trends.


            COLONIAL MICHIGAN TAX-EXEMPT FUND INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 1/31/87 to 1/31/97
                     Based on NAV and MOP for Class A Shares


                                    [GRAPH]

CMITEF 1/97       NAV             MOP      Lehman Muni Bond
-----------     --------        --------   ----------------
Jan 31, 87         10000            9525        10000
Apr 30, 87      9192.939        8756.274         9444
Jul 31, 87      9413.205        8966.078         9771
Oct 31, 87      8852.213        8431.732         9466
Jan 31, 88      9731.764        9269.505        10205
Apr 30, 88      9737.867        9275.318        10270
Jul 31, 88      10022.22        9546.169        10458
Oct 31, 88      10354.89        9863.036        10844
Jan 31, 89       10615.3        10111.07        11080
Apr 30, 89      10720.08        10210.88        11187
Jul 31, 89      10874.73        10358.18        11732
Oct 31, 89      10915.97        10397.46        11724
Jan 31, 90      11029.32        10505.42        11970
Apr 30, 90      10977.17        10455.75        11993
Jul 31, 90      11496.79         10950.7        12545
Oct 31, 90      11375.65        10835.31        12594
Jan 31, 91      11802.08        11241.48        13076
Apr 30, 91      12144.46         11567.6        13371
Jul 31, 91      12345.19         11758.8        13640
Oct 31, 91      12717.15        12113.09        14126
Jan 31, 92      12996.47        12379.14        14502
Apr 30, 92      13103.14        12480.74        14642
Jul 31, 92      13882.97        13223.53        15514
Oct 31, 92      13591.25        12945.67        15311
Jan 31, 93      14301.44        13622.12        15928
Apr 30, 93      14747.89        14047.36        16494
Jul 31, 93      15014.03        14300.87        16886
Oct 31, 93       15494.9        14758.89        17468
Jan 31, 94      15898.58        15143.39        17881
Apr 30, 94      14874.85        14168.29        16850
Jul 31, 94       15266.3        14541.16        17202
Oct 31, 94      14746.92        14046.44        16707
Jan 31, 95      15315.64        14588.15        17245
Apr 30, 95      15839.12        15086.77        17971
Jul 31, 95      15900.66        15145.37        18557
Oct 31, 95      16648.54        15857.73        19186
Jan 31, 96      17327.06        16504.02        19840
Apr 30, 96       16819.2        16020.29        19399
Jul 31, 96      17189.86        16373.34        19781
Oct 31, 96      17562.36        16728.14        20279
Jan 31, 97      17734.16        16891.79        20603

A $10,000 investment in Class B shares made on August 4, 1992 (inception) at NAV would have been valued at $12,383 on January 31, 1997. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $12,184 on January 31, 1997.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                As of December 31, 1996 (Most Recent Quarter End)
--------------------------------------------------------------------------------

                            CLASS A SHARES               CLASS B SHARES
INCEPTION                       9/26/86                      8/4/92
                          NAV            MOP            NAV          W/CDSC
--------------------------------------------------------------------------------
1 YEAR                   3.24%        (1.66)%           2.47%        (2.43)%
--------------------------------------------------------------------------------
5 YEARS                  6.46%          5.43%             --            --
--------------------------------------------------------------------------------
10 YEARS                 6.26%          5.74%             --            --
--------------------------------------------------------------------------------
SINCE INCEPTION          6.19%          5.69%           5.05%         4.66%
--------------------------------------------------------------------------------

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception. If the Adviser had not waived or borne certain Fund expenses, the total returns would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1997 (IN THOUSANDS)

MUNICIPAL BONDS - 97.2%                                       PAR            VALUE
-----------------------------------------------------------------------------------
 EDUCATION - 20.5%
 EDUCATION - 4.2%
 Western Michigan University,
  Series 1993-A,
                        5.000%          07/15/21             $2,500          $2,250
                                                                             ------

 SCHOOL DISTRICT GENERAL OBLIGATION - 16.3%
 Grand Ledge Public School District,
  Series 1995,
                        5.375%          05/01/24              1,000             964
 Grand Rapids Community College:
                        5.000%          05/01/14                770             711
  Series 1996,
                        5.375%          05/01/19              1,000             964
 Hancock Public School System,
  Series 1996,
                        5.250%          05/01/20              1,300           1,230
 Okemos Public School District,
  Series 1993,
                           (a)          05/01/12                500             212
 Redford Unified School District,
  Series 1996,
                        6.350%          05/01/09              1,065           1,174
 Romulus Community Schools:
  Series 1993,
                           (a)          05/01/18              3,985           1,170
  Series 1993,
                           (a)          05/01/21              2,075             511
 Williamston Community School District,
  Series 1996,
                        5.500%          05/01/25(b)           1,725           1,721
                                                                             ------
                                                                              8,657
                                                                             ------
-----------------------------------------------------------------------------------
 HEALTHCARE - 18.2%
 HOSPITAL - 16.2%
 Dickinson County,
  Memorial Hospital System,
   Series 1994,
                        8.125%          11/01/24                550             602
 Kalamazoo Hospital Finance Authority:
  Borgess Medical Center,
   Series 1994-A,
                        6.250%          06/01/14              1,785           1,928

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

  Bronson Methodist Hospital,
   Series 1992-A,
                        6.250%          05/15/12             $1,500          $1,539
 Royal Oak Hospital Finance Authority,
  William Beaumont Hospital,
   Series 1993-G,
                        5.250%          11/15/19              2,000           1,875
 Saginaw Hospital Finance Authority,
  Saginaw General Hospital,
   Series 1989,
                        7.625%          10/01/19                175             184
 State Hospital Finance Authority:
  Central Michigan Community Hospital,
   Series 1993-A,
                        6.000%          10/01/08                500             495
  Crittenton Hospital,
   Series 1992-A,
                        6.700%          03/01/07                750             800
  Daughters of Charity-Providence,
   Series 1991,
                        7.000%          11/01/21              1,000           1,079
  Detroit Medical Center,
   Series 1988-A,
                        8.125%          08/15/12                 50              53
                                                                             ------
                                                                              8,555
                                                                             ------

 NURSING HOME - 2.0%
 Cheboygan County Economic
  Development Corp.,
  Metro Health Foundation Project, Series 1993,
                        5.000%          11/01/22(c)             600             540
 Warren Economic Development Corp,
  Autumn Woods Project, Series 1992,
                        6.900%          12/20/22                500             531
                                                                             ------
                                                                              1,071
                                                                             ------
-----------------------------------------------------------------------------------
 HOUSING - 8.4%
 MULTI-FAMILY - 4.5%
 Grand Rapids Housing Finance Authority,
  Series A,
                        7.625%          09/01/23              1,500           1,622
 State Housing Development Authority:
  Series 1990-A,
                        7.700%          04/01/23                500             529
  Series 1991-B,
                        7.050%          10/01/12                200             212
                                                                             ------
                                                                              2,363
                                                                             ------

                      Investment Portfolio/January 31, 1997

-----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                       PAR             VALUE
-----------------------------------------------------------------------------------
HOUSING - CONT.
 SINGLE FAMILY - 3.9%
 State Housing Development Authority,
  Series 1994-D,
                        6.850%          06/01/26             $1,975          $2,049
                                                                             ------
-----------------------------------------------------------------------------------
 OTHER REVENUE - 3.1%
 HOTELS/CAMPS/LODGING - 1.5%
 Detroit Economic Development Corp.,
  E.H. Assoc. Limited Partnership,
   Series 1992,
                        7.000%          06/01/12                750             799
                                                                             ------

 MANUFACTURING - 0.9%
 Monroe County,
  North Star Steel Co.,
   Series A,
                        6.875%          07/01/08                470             473
                                                                             ------

 PAPER PRODUCTS - 0.7%
 State Strategic Fund:
  Blue Water Fiber Project,
   Series 1994,
                        8.000%          01/01/12                360             261
  Great Lakes Pulp & Fibre Project,
   Series 1994,
                       10.250%          12/01/16(d)             250             115
                                                                             ------
                                                                                376
                                                                             ------
-----------------------------------------------------------------------------------
PUBLIC FACILITIES IMPROVEMENT - 8.7%
 PR Commonwealth of Puerto Rico
  Public Buildings Authority:
   Series 1993-M,
   stepped coupon, (5.700% 07/01/98)
                        3.750%          07/01/16(e)             750             698
   Series 1995-A,
                        6.250%          07/01/14              1,200           1,311
 Redford Township Building Authority,
  Series 1992,
                        6.500%          11/01/13                675             697
 Wayne County Building Authority,
  Series 1996-A,
                        5.250%          06/01/16              2,000           1,903
                                                                             ------
                                                                              4,609
                                                                             ------

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

PUBLIC INFRASTRUCTURE - 3.9%
 State Municipal Bond Authority,
  Local Government Loan Program:
   Series 1992-D,
                        6.650%          05/01/12             $1,000          $1,065
   Series 1994-G,
                           (a)          05/01/19              2,000             550
   Series 1994-G,
                           (a)          05/01/20              1,855             475
                                                                             ------
                                                                              2,090
                                                                             ------
-----------------------------------------------------------------------------------
REFUNDED/ESCROW/SPECIAL OBLIGATION (f) - 2.6%
 Rockford Public Schools,
  Series 1990,
                        7.375%          05/01/19                250             274
 Western Townships Utilities
  Authority, Series 1989,
                        8.200%          01/01/18              1,000           1,080
                                                                             ------
                                                                              1,354
                                                                             ------
-----------------------------------------------------------------------------------
 TAX-BACKED - 11.6%
 GENERAL OBLIGATION - 3.2%
 Commonwealth of Puerto Rico,
  Series 1995,
                        5.650%          07/01/15                500             514
 Kent County,  Series 1987,
                        8.400%          11/01/10                750             785
 Pontiac, Series 1987,
                        8.300%          06/01/99                250             259
 Virgin Islands Public Finance Authority,
   Series 1992-A,
                        7.000%          10/01/02                125             135
                                                                             ------
                                                                              1,693
                                                                             ------

 SALES & EXCISE TAX - 2.0%
 Commonwealth of Puerto Rico
  Highway & Transportation Authority,
   Series 1996-Y,
                        6.250%          07/01/14              1,000           1,079
                                                                             ------

 SPECIAL ASSESSMENT - 4.8%
 Detroit Downtown Development Authority,
  Area No. 1 Projects:
   Series 1996-D,
                        6.500%          07/01/10                700             725
   Series 1996-C,
                        6.200%          07/01/17              1,000           1,001

                      Investment Portfolio/January 31, 1997

-----------------------------------------------------------------------------------
MUNICIPAL BONDS - CONT.                                       PAR             VALUE
-----------------------------------------------------------------------------------
TAX-BACKED - CONT
 SPECIAL ASSESSMENT - CONT.
 Oakland County,
  Preeble Creek Drainage District,
                        5.000%          05/01/11             $  300          $  275
 Romulus Tax Increment
  Finance Authority,
   Series 1994,
                        6.750%          11/01/19                500             523
                                                                             ------
                                                                              2,524
                                                                             ------

 TAX ALLOCATION - 1.6%
 Battle Creek,
                        7.650%          05/01/22                750             869
                                                                             ------
-----------------------------------------------------------------------------------
 TRANSPORTATION - 1.9%
 AIRPORT
 Wayne Charter County,
  Detroit Metropolitan Airport,
   Series 1994-B,
                        6.125%          12/01/24              1,000           1,027
                                                                             ------
-----------------------------------------------------------------------------------
 UTILITY - 18.3%
 INVESTOR OWNED - 8.5%
 St. Clair County Economic
  Development Corp.,
  Detroit Edison Co., Series 1993-AA,
                        6.400%          08/01/24(b)           2,000           2,148
 State Strategic Fund,
  Detroit Edison Co., Series BB,
                        7.000%          05/01/21              2,000           2,377
                                                                             ------
                                                                              4,525
                                                                             ------

 MUNICIPAL ELECTRIC - 0.9%
 Puerto Rico Electric Power Authority,
  Series 1989-O,
                        5.000%          07/01/12                500             463
                                                                             ------

 WATER & SEWER - 8.9%
 Commonwealth of Puerto Rico
  Aqueduct & Sewer Authority,
   Series 1995:
                        6.250%          07/01/12              1,000           1,091
                        5.000%          07/01/15              1,500           1,386
 Detroit Sewer Disposal,
  Series 1995-B,
                        5.250%          07/01/21(b)           1,000             942

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------

Detroit Water Supply,
 Series 1995-B,
                        5.550%          07/01/12             $1,250         $ 1,275
                                                                            -------
                                                                              4,694
                                                                            -------

TOTAL MUNICIPAL BONDS  (cost of $49,540)                                     51,520
                                                                            -------

OPTIONS - 0.1%                                             CONTRACTS
-----------------------------------------------------------------------------------
 March 1997 Treasury Bond Put,
 Strike price 110, Expiration 02/22/97
 (cost of $53)                                                   50              27
                                                                            -------

TOTAL INVESTMENTS  (cost of $49,593)(g)                                      51,547
                                                                            -------

SHORT-TERM OBLIGATIONS - 1.9%                                 PAR
-----------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (h)
 IL State Educational Facilities Authority,
                        3.450%          12/01/25             $  700             700
 Flint Hospital Building Authority,
  Hurley Medical Center,
   Series 1995-B,
                        3.500%          07/01/15                300             300
                                                                            -------

TOTAL SHORT-TERM OBLIGATIONS                                                  1,000
                                                                            -------

OTHER ASSETS & LIABILITIES, NET - 0.8%                                          423
-----------------------------------------------------------------------------------

NET ASSETS - 100%                                                           $52,970
                                                                            -------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a)      Zero coupon bond.

(b) These securities, or a portion thereof, with a total market value of $2,771 are being used to collateralize open futures contracts.

(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1997, the value of this security amounted to $540 or 1.0% of net assets.

(d) This issuer is in default of certain debt covenants. Income is not being accrued.

(e) Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.

(f) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

                      Investment Portfolio/January 31, 1997
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO - CONT:
--------------------------------------------------------------------------------

(g)      Cost for federal income tax purposes is the same.

(h) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1997.


Short futures contracts open at January 31, 1997:

                                                          Unrealized
                        Par value                        appreciation
                        covered by      Expiration      (depreciation)
    Type                contracts         month          at 01/31/97
-----------------------------------------------------------------------
Treasury Bond            $ 1,000          March             $  (10)
Municipal Bond           $ 1,000          March             $   17
                                                            ------
                                                            $    7
                                                            ======








See notes to financial statements.

                 STATEMENT OF ASSETS & LIABILITIES
                         JANUARY 31, 1997

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $49,593)                                            $51,547
Short-term obligations                                                           1,000
                                                                               -------
                                                                                52,547
Receivable for:
  Interest                                               $    653
  Fund shares sold                                             84
Other                                                          19                  756
                                                         --------              -------
    Total Assets                                                                53,303

LIABILITIES
Payable for:
  Distributions                                               214
  Fund shares repurchased                                      85
  Variation margin on futures                                  18
Payable to Adviser                                             10
Accrued:
  Deferred Trustees fees                                        1
Other                                                           5
                                                         --------
    Total Liabilities                                                              333
                                                                               -------

NET ASSETS                                                                     $52,970
                                                                               =======

Net asset value & redemption price per share -
Class A ($39,606/5,712)                                                        $  6.93
                                                                               -------
Maximum offering price per share - Class A
($6.93/0.9525)                                                                 $  7.28(a)
                                                                               -------
Net asset value & offering price per share -
Class B ($13,364/1,927)                                                        $  6.93(b)
                                                                               -------

COMPOSITION OF NET ASSETS
Capital paid in                                                                $52,167
Accumulated net realized loss                                                   (1,158)
Net unrealized appreciation on:
   Investments                                                                   1,954
   Open futures contracts                                                            7
                                                                               -------
                                                                               $52,970
                                                                               =======


(a) On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1997


(in thousands)
INVESTMENT INCOME
Interest                                                                            $ 3,284

EXPENSES
Management fee                                                        $   280
Service fee                                                                75
Distribution fee - Class B                                                105
Transfer agent                                                             90
Bookkeeping fee                                                            29
Trustees fee                                                               13
Custodian fee                                                               3
Audit fee                                                                  22
Legal fee                                                                   7
Registration fee                                                           12
Reports to shareholders                                                     9
Other                                                                       8
                                                                      -------
                                                                          653
Fees waived by the Adviser                                                (63)          590
                                                                      -------       -------
         Net Investment Income                                                        2,694
                                                                                    -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized
gain (loss) on:
Investments                                                               (46)
Closed futures contracts                                                  187
                                                                      -------
    Net Realized Gain                                                                   141
Net unrealized appreciation (depreciation)
  during the period on:
Investments                                                            (1,784)
Open futures contracts                                                     15
                                                                      -------
     Net Unrealized Loss                                                             (1,769)
                                                                                    -------
          Net Loss                                                                   (1,628)
                                                                                    -------
Net Increase in Net Assets from Operations                                          $ 1,066
                                                                                    =======



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


(in thousands)                                            Year ended January 31
                                                       ---------------------------
INCREASE (DECREASE) IN NET ASSETS                        1997               1996
Operations:
Net investment income                                  $  2,694           $  2,943
Net realized gain (loss)                                    141               (716)
Net unrealized appreciation (depreciation)               (1,769)             4,744
                                                       --------           --------
    Net Increase from Operations                          1,066              6,971
Distributions:
From net investment income - Class A                     (2,091)            (2,375)
In excess of net investment income - Class A                (10)                --
From net investment income - Class B                       (612)              (697)
In excess of net investment income - Class B                 (3)                --
                                                       --------           --------
                                                         (1,650)             3,899
                                                       --------           --------
Fund Share Transactions:
Receipts for shares sold - Class A                        2,221              2,362
Value of distributions reinvested - Class A               1,192              1,345
Cost of shares repurchased - Class A                     (5,898)            (5,144)
                                                       --------           --------
                                                         (2,485)            (1,437)
                                                       --------           --------
Receipts for shares sold - Class B                          709              1,668
Value of distributions reinvested - Class B                 304                361
Cost of shares repurchased - Class B                     (2,452)            (1,935)
                                                       --------           --------
                                                         (1,439)                94
                                                       --------           --------
    Net Decrease from Fund Share
      Transactions                                       (3,924)            (1,343)
                                                       --------           --------
        Total Increase (Decrease)                        (5,574)             2,556

NET ASSETS
Beginning of period                                      58,544             55,988
                                                       --------           --------
End of period (including undistributed
 net investment income of none and $18,
 respectively)                                         $ 52,970           $ 58,544
                                                       ========           ========

NUMBER OF FUND SHARES
Sold - Class A                                              323                343
Issued for distributions reinvested - Class A               173                196
Repurchased - Class A                                      (856)              (749)
                                                       --------           --------
                                                           (360)              (210)
                                                       --------           --------
Sold - Class B                                              103                242
Issued for distributions reinvested - Class B                44                 53
Repurchased - Class B                                      (356)              (282)
                                                       --------           --------
                                                           (209)                13
                                                       --------           --------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1997

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION: Colonial Michigan Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Michigan income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

                 Notes to Financial Statements/January 31, 1997


The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro rata portion of the combined average net assets of Trust V as follows:

                   Average Net Assets               Annual Fee Rate
                   ------------------               ---------------
                    First $1 billion                      0.55%
                     Next $1 billion                      0.50%
                     Over $2 billion                      0.45%

                 Notes to Financial Statements/January 31, 1997

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES - CONT.

Effective January 1, 1996, the above management fee applicable to the Trust was reduced based on the following schedule for the first $1 billion in combined average net assets:

                                          Cumulative Annualized
   Effective Date                               Reduction
   ---------------                        ---------------------
   January 1, 1996                               0.0125%
   April 1, 1996                                 0.0250%
   July 1, 1996                                  0.0375%
   October 1, 1996                               0.0500%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the
Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 1997 and continuing through calendar year 1997, the Transfer Agent fee will be reduced by 0.01% in cumulative monthly increments, resulting in a decrease in the fee from 0.14% to 0.13% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended January 31, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $8,573 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $45,521 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                      Valuation of shares         Annual
                   outstanding on the 20th of      Fee
                  each month which were issued     Rate
                  ----------------------------     ----
                   Prior to November 30, 1994     0.10%
                  On or after December 1, 1994    0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                 Notes to Financial Statements/January 31, 1997

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION

INVESTMENT ACTIVITY: During the year ended January 31, 1997, purchases and sales of investments, other than short-term obligations were $13,208,706 and $18,056,510, respectively.

Unrealized appreciation (depreciation) at January 31, 1997, based on cost of investments for both financial statement and federal income tax purposes was:

   Gross unrealized appreciation               $   2,354,874
   Gross unrealized depreciation                    (400,773)
                                               -------------
           Net unrealized appreciation         $   1,954,101
                                               =============

CAPITAL LOSS CARRYFORWARDS: At January 31, 1997, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                    Year of                    Capital loss
                   expiration                  carryforward
                   ----------                  ------------
                      1999                            80,000
                      2003                           196,000
                                               -------------
                                                $    276,000
                                               =============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                 Notes to Financial Statements/January 31, 1997

NOTE 3.  PORTFOLIO INFORMATION - CONT.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT

The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1997.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                              Year ended January 31
                                                    --------------------------------------------------------------------------
                                                                  1997                                      1996
                                                      Class A              Class B              Class A              Class B
                                                    -----------          -----------          -----------          -----------
Net asset value -
   Beginning of period                              $     7.130          $     7.130          $     6.660          $     6.660
                                                    -----------          -----------          -----------          -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                                                0.354                0.302                0.368                0.317
Net realized and
unrealized gain (loss)                                   (0.198)              (0.198)               0.484                0.484
                                                    -----------          -----------          -----------          -----------
   Total from Investment
      Operations                                          0.156                0.104                0.852                0.801
                                                    -----------          -----------          -----------          -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                      (0.354)              (0.303)              (0.382)              (0.331)
In excess of net
  investment income                                      (0.002)              (0.001)                  --                   --
                                                    -----------          -----------          -----------          -----------
Total Distributions
 Declared to
 Shareholders                                            (0.356)              (0.304)              (0.382)              (0.331)
                                                    -----------          -----------          -----------          -----------
Net asset value -
   End of period                                    $     6.930          $     6.980          $     7.130          $     7.130
                                                    ===========          ===========          ===========          ===========
Total return(b)(c)                                         2.35%                1.58%               13.13%               12.30%
                                                    ===========          ===========          ===========          ===========

RATIOS TO AVERAGE NET ASSETS
Expenses  (d)                                              0.89%                1.64%                0.80%                1.55%
Net investment
 income  (d)                                               5.12%                4.37%                5.34%                4.59%
Fees and expenses waived
   or borne by the
   Adviser (d)                                             0.12%                0.12%                0.25%                0.25%
Portfolio turnover                                           25%                  25%                  48%                  48%
Net assets at end
of period (000)                                     $    39,606          $    13,364          $    43,308          $    15,236

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                                    $     0.008          $     0.008          $     0.017          $     0.017

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                              Year ended January 31
                                                    --------------------------------------------------------------------------
                                                                  1995                                     1994
                                                      Class A              Class B              Class A              Class B
                                                    -----------          -----------          -----------          -----------
Net asset value -
   Beginning of period                              $     7.340          $     7.340          $     6.970          $     6.970
                                                    -----------          -----------          -----------          -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                  0.410                0.359                0.404                0.351
Net realized and
unrealized gain (loss)                                   (0.689)              (0.689)               0.356                0.356
                                                    -----------          -----------          -----------          -----------
   Total from Investment
      Operations                                         (0.279)              (0.330)               0.760                0.707
                                                    -----------          -----------          -----------          -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                      (0.401)              (0.350)              (0.390)              (0.337)
From capital paid in                                         --                   --                   --                   --
                                                    -----------          -----------          -----------          -----------
   Total from Distributions
   Declared to Shareholders                              (0.401)              (0.350)              (0.390)              (0.337)
                                                    -----------          -----------          -----------          -----------
Net asset value -
   End of period                                    $     6.660          $     6.660          $     7.340          $     7.340
                                                    -----------          -----------          -----------          -----------
Total return(c)(d)                                        (3.66)%              (4.39)%              11.16%               10.36%
                                                    -----------          -----------          -----------          -----------

RATIOS TO AVERAGE NET ASSETS
Expenses                                                   0.62%                1.37%                0.66%                1.41%
Net investment income                                      6.08%                5.33%                5.61%                4.86%
Fees and expenses waived
   or borne by the Adviser                                 0.32%                0.32%                0.33%                0.33%
Portfolio turnover                                           40%                  40%                   7%                   7%
Net assets at end
of period (000)                                     $    41,844          $    14,144          $    45,570          $    15,030

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:

                                                    $     0.022          $     0.022          $     0.024          $     0.024

(b) Class B shares were initially offered on August 4, 1992. Per share amounts reflect activity from that date.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)      Not annualized.

(f)      Annualized.

--------------------------------------------------------------------------------

Federal Income Tax Information (unaudited)

All of the distributions will be treated as exempt income for federal income tax purposes.

--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.


                             Year ended January 31
                      --------------------------------
                                    1993
                        Class A             Class B(b)
                      -----------          -----------
                      $     6.730          $     6.950
                      -----------          -----------

                            0.405                0.167

                            0.250                0.029
                      -----------          -----------

                            0.655                0.196
                      -----------          -----------


                           (0.407)              (0.168)
                           (0.008)              (0.008)
                      -----------          -----------

                           (0.415)              (0.176)
                      -----------          -----------

                      $     6.970          $     6.970
                      ===========          ===========
                            10.04%                0.98%(e)
                      ===========          ===========


                             0.88%                1.63%(f)
                             5.86%                5.11%(f)

                             0.32%                0.32%(f)
                               14%                  14%

                      $    36,024          $     6,670


                      $     0.022          $     0.009

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
  COLONIAL MICHIGAN TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Michigan Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
March 12, 1997

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL
BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ........... press 1

For account information ............................................. press 2

To speak to a Colonial representative ............................... press 3

For yield and total return information .............................. press 4

For duplicate statements or new supply of checks .................... press 5

To order duplicate tax forms and year-end statements ................ press 6
(February through May)

To review your options at any time during your call ................. press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Michigan Tax-Exempt Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Michigan Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Michigan Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives, and operating policies of the Fund.

[COLONIAL MUTUAL FUNDS LOGO]


Mutual Funds for
Planned Portfolios


                                    TRUSTEES
ROBERT J. BIRNBAUM

Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

WILLIAM D. IRELAND, JR.

Retired (formerly Chairman of the Board, Bank of New England - Worcester)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER

Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Dean, Boston College School of Management

GEORGE L. SHINN

Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN

Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.

Chairman of the Board, Reed & Barton Corporation


            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)

      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                            MI-02/393D-0197 M (3/97)